UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2019

THE GREENBRIER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 1-13146

Oregon	001-13146	93-0816972
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR	97035
(Address of principal executive offices)	(Zip Code)

(503) 684-7000

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

The Greenbrier Companies, Inc. (“Greenbrier”) is in discussions with PKP CARGO S.A. (“PKP”), Poland’s largest, and Europe’s second largest railway freight transport operator, and Agencja Rozwoju Przemysłu (“ARP”) the national development agency in Poland, to create a new rail freight wagon assembly venture. PKP and ARP signed a letter of intent to cooperate in the production of rail freight wagons and both parties made a joint public announcement in Poland of advanced discussions with Wagony Swidnica Ltd. – a Greenbrier company with operations in Poland – to join the project. The initial plan will evaluate the possibility of re-opening the former freight wagon manufacturing facility in Gniewczyna, Podkarpacie, Poland, which is currently inactive, but other locations are also possible.

The goal of PKP, ARP and Greenbrier is to sign a definitive investment agreement by the end of 2019. That agreement would define the parties’ roles in the project, including potential capital investments. PKP operates a fleet of more than 60,000 rail freight wagons. Due to the age of the fleet and impending European noise restrictions applicable to rail traffic, PKP anticipates replacing almost 80% of its rail freight wagons used in Poland over the next 17 years. It is expected that PKP, ARP and Greenbrier would form a new venture to manufacture a range of different types of rail freight wagons for PKP and potentially other customers. The parties hope to begin production of rail freight wagons in 2020.

The information under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in the press release shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GREENBRIER COMPANIES, INC.

Date: April 29, 2019	By:	/s/ Martin R. Baker
Martin R. Baker
Senior Vice President, General Counsel
and Chief Compliance Officer

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